PRUDENTIAL INSTITUTIONAL LIQUIDITY PORTFOLIO, INC.

Class A Shares

Class I Shares

Supplement dated November 8, 2006

to Prospectuses and Statement of Additional Information dated June 30, 2006

Effective November 9, 2006, the Fund’s policy with respect to determination of Net Asset Value (NAV) has changed. To reflect this change, the indicated sections of each Prospectus and the Statement of Additional Information are revised effective as of November 9, 2006 as explained below:

The section of each Prospectus entitled “How to Buy and Sell Shares of the Fund – How to Buy Shares” is amended by deleting the third paragraph in the discussion entitled “What Price Will You Pay for Shares of the Fund?” and substituting the following new paragraph:

We determine the NAV of our shares four times each business day at 10:00 a.m., 12:00 p.m., 2:00 p.m., and 4:00 p.m., New York time, on days that the New York Stock Exchange (NYSE) is open for trading, or in the event that the NYSE is closed, when the U.S. government bond market and U.S. Federal Reserve Banks are open. On days when the NYSE is open, your purchase order or redemption request must be received by PMFS by 4:00 p.m., New York time, in order to receive the NAV on that day. Dividend income will be determined and declared immediately after the final NAV for the day is determined. On days when the NYSE is closed, but the U.S. government bond market and U.S. Federal Reserve Banks are open, your purchase order or redemption request must be received no later than the earlier of the time the U.S. government bond market (as recommended by the Bond Market Association) or the U.S. Federal Reserve Banks close in order to receive the NAV on that day. The NYSE is closed on most national holidays and Good Friday.

The section of the Statement of Additional Information entitled “Part II – Net Asset Value” is amended by deleting the third paragraph and substituting the following new paragraph:

We determine the NAV of our shares four times each business day at 10:00 a.m., 12:00 p.m., 2:00 p.m., and 4:00 p.m., New York time, on days that the New York Stock Exchange (NYSE) is open for trading, or in the event that the NYSE is closed, when the U.S. government bond market and U.S. Federal Reserve Banks are open. On days when the NYSE is open, your purchase order or redemption request must be received by PMFS by 4:00 p.m., New York time, in order to receive the NAV on that day. On days when the NYSE is closed, but the U.S. government bond market and U.S. Federal Reserve Banks are open, your purchase order or redemption request must be received no later than the earlier of the time the U.S. government bond market (as recommended by the Bond Market Association) or the U.S. Federal Reserve Banks close in order to receive the NAV on that day. The NYSE is closed on most national holidays and Good Friday.

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